Exhibit 99.1
Converted OrganicsNASDAQ: COINJuly 2010

Forward-Looking Statements This presentation contains "forward-looking statements." "Forward-looking statements" describe future expectations, plans, results or strategies and are generally preceded by words such as "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected." You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events or results to differ materially from those projected in the forward-looking statements, including risks that typically confront early-stage ventures with no operating history and other risks identified in our preliminary prospectus. You should consider these factors in evaluating the forward-looking statements included herein, and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof and Converted Organics Inc. undertakes no obligation to update such statements.

Converted Organics: Is a Green/Cleantech CompanyOperates a fertilizer business that:Recycles food waste and converts the food waste into organic fertilizer and sells branded products into the retail, professional turf and agriculture markets Also distributes a chicken waste fertilizer in the southern part of the U.S. Operates an Industrial Waste Water remediation businessEmployees and Facilities:46 full time employeesManufacturing plants in Woodbridge, NJ and Gonzales, CACorporate office in Boston, MA Company Overview

A 'Closed Loop' Environmental System Farm Store Table

Industrial Waste Water Resources

- Exclusive License from Heartland Technology Partners to use the LM-HT Concentrator™
- Breakthrough leader in the field with zero-liquid discharge
- Provides Turn-Key treatment services
- Removes water as vapor leaves residue for recycling or disposal
- Flexible fuels; renewable energy, landfill gas, biofuels, and waste heat from engines, compressors, process heat to power operation
- Sales offerings directly “inside the fence,” Lease and Build Own Operate
- Markets for the IWW include Automotive, Bio-fuels, Chemical, Food and Beverage, Metals processing, Pharmaceutical, Pulp and Paper

Converted Organics

TERRASPHERE

Company Timeline

2002-2007	2008	2009	2010
•Established to pursue waste-to-fertilizer business • Founders invested $3.5M to build company •First plant site in New Jersey •Completed $9.9M IPO •Closed $17.5M project financing through NJEDA	•Acquired assets of UOP and WRI of Gonzales, CA •Commenced operations at New Jersey facility	•Production of dry product began in New Jersey •Commenced distribution in retail market (Home Depot and Whole Foods) •$6.5M restructuring •$27M capital raised •California facility cash flow positive	•Enters IWW Industry with breakthrough green technology •Wins "Idea Award" for company innovation and potential for global impact •Sees 90% Year-Over-Year increase in organic fertilizer sales

Converted Organics

TERRASPHERE

Growth Strategy

Strengthen marketing and sales infrastructure	• Implement marketing program • Enhance the capabilities of the sales team by increasing sales staff
Enhance product cost competitiveness	• Attain higher production yields • Strategically expanding in future locations
Acquisitions	• Gonzales, Industrial Waste Water • Sustainable, Green businesses benefiting the environment, with earnings and positive cash flow
Alternative technology offerings	• Sale of SMART Units • Licensing program

Converted Organics

TERRASPHERE

Management Team & Board of Directors

Management Team	
Edward J. Gildea **Chairman, President & CEO**	• Former COO and General Counsel of Quality Metric Inc. • Former Vice President – Legal of Kellogg Company
Dave Allen, CPA **Chief Financial Officer, EVP Administration**	• Former CEO/CFO of The Millbrook Press, Inc.
David A. Flannery **VP Marketing**	• Former VP, Sales & Marketing Clean Harbors Inc.
Rob Bayliss **VP of Manufacturing**	• Former Founder and Principal of Manufacturing Consulting Co.
Rick McEwen **General Manager, President of IWW Market Division**	• Former Co-owner/Vice President of Heartland Technology Partners
Board of Directors	
Robert Cell	• President and CEO of Mybuys.com • Former COO/CFO of Blue Martini Software, Inc.
John DeVillars	• Managing Partner of Blue Wave Strategies, LLC • Former Director of USEPA Region 1
Ed Stoltenberg	• Managing Director of Phoenix Financial Services • CPA; BA from Ohio Wesleyan Univ.; MBA from the Univ. of Michigan

Converted Organics

TERRASPHERE

Introduction: Nick Brusatore Inventor of the patented TerraSphere vertical farming technology and co-founder of TerraSphere Systems, LLC / TS Systems Canada Inc.

Benefits of TerraSphere and Vertical Farming Superior to traditional agricultureOrganic for urban/ruralReduces Carbon FootprintsFosters resource preservation

Merge Benefits Green Tech Efforts Need innovative agricultural solutionsCOIN structure/TS TechnologyPartnership Equals Pioneering

Growth of TerraSphere Helps COIN Rapidly growth stageFive licenses to-datePositioned to continue growth

TerraSphere Partners - Benefits Key partners strengthen relationshipAdditional benefit of Pharmasphere

TerraSphere Diversifies COIN Portfolio Technology has global appealHelps COIN Green-Tech ExpansionTerraSphere has Canadian origins

Closing Comments Stance as an investorExcited about dealHappy to join COIN